UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2006

GLOBAL INNOVATIVE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

98-0217653

(IRS Employer Identification No.)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

On November 25, 2006, we dismissed BDO McCabe Lo Limited, Certified Public Accountants, as our principal independent accountant, and on December 8, 2006, we engaged Schwartz Levitsky Feldman LLP, Chartered Accountants, as our principal independent accountant. The decision to dismiss BDO McCabe Lo Limited, Certified Public Accountants, and to appoint Schwartz Levitsky Feldman LLP, Chartered Accountants, was approved by our board of directors. Prior to their dismissal as our principal independent accountant, BDO McCabe Lo Limited had not completed its review of our financial statements for the quarter ended September 30, 2006.

BDO McCabe Lo Limited’s report on our financial statements dated July 14, 2006 for the most recent fiscal year ended March 31, 2006 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that BDO McCabe Lo Limited expressed in their report substantial doubt about our ability to continue as a going concern. In connection with the audit of our financial statements for the most recent fiscal year ended March 31, 2006 and the review of the subsequent interim period through the date of dismissal on November 25, 2006, there were no disagreements, resolved or not, with BDO McCabe Lo Limited on any matters of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreements, if not resolved to the satisfaction of BDO McCabe Lo Limited, would have caused BDO McCabe Lo Limited to make reference to the subject matter of the disagreements in connection with their report.

Our company provided BDO McCabe Lo Limited with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K/A, and if not, stating the aspects with which they do not agree. A copy of the letter provided from BDO McCabe Lo Limited, dated December 11, 2006, is filed as Exhibit 16.1 to this Form 8-K/A.

During the years ended March 31, 2006 and 2005 and the subsequent interim period through the date hereof, we have not consulted with Schwartz Levitsky Feldman LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Schwartz Levitsky Feldman LLP provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

Item 9.01 Financial Statements and Exhibits.

(c) EXHIBITS

16.1 Letter from BDO McCabe Lo Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS INC.

By: /s/ Bondy Tan

Name: Bondy Tan

Title: President and Chief Executive Officer

Dated: December 11, 2006